Other Assets (Detail) ¥ in Millions, $ in Millions		Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Prepaid Expense and Other Assets [Abstract]
Contract assets, net	[1]	¥ 3,085	$ 435	¥ 3,114
VAT prepayments		1,738	245	1,818
Inventories		1,396	197	1,227
Receivables from online payment agencies		1,263	178	856
Advances to suppliers		871	123	769
Licensed copyrights (Note 6)		582	82	746
Prepaid expenses		728	103	582
Deposits		386	54	379
Others	[2]	2,530	355	869
Total other current assets		12,579	1,772	10,360
Long-term prepaid expenses		16,536	2,329	16,257
Long-term restricted cash	[3]	840	118	750
Others		1,588	224	2,089
Total other non-current assets		¥ 18,964	$ 2,671	¥ 19,096

[1]	The allowance for credit losses on contract assets was RMB285 million and RMB168 million (US$24 million) as of December 31, 2022 and 2023, respectively. Expenses of RMB58 million, RMB200 million and a net reversal of RMB117 million (US$16 million) were recognized for credit losses on contract assets for the years ended December 31, 2021, 2022 and 2023, respectively. No write-offs were charged against the allowance for the years ended December 31, 2021, 2022 and 2023, respectively.
[2]	The balance as of December 31, 2023 includes a non-trade loan and interest receivables due from PAG with the principal of US$200 million (equivalent to RMB1.4 billion) and interest rate of 6%, which will due on July 1, 2024 if iQIYI requires repayment, or otherwise will due on the date which PAG and its affiliates cease to hold any portion of the iQIYI PAG Convertible Notes. PAG released certain collateral secured by iQIYI under the iQIYI PAG Convertible Notes (Note 15) and pledged to iQIYI a portion of the iQIYI PAG Convertible Notes, each in an amount equivalent to the amount of this non-trade loan.
[3]	Long-term restricted cash represents collateral to repayments of the iQIYI PAG Convertible Notes (Note 15).